UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

SRH Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1850

Denver, CO 80290

(Address of Principal Executive Offices)(Zip Code)

Chris Moore

SRH Total Return Fund, Inc.

1700 Broadway, Suite 1850

Denver, CO 80290

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(866) 228-4853

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2022 – November 30, 2023

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

SRH
Total Return Fund

ANNUAL REPORT

November 30, 2023 | NYSE: STEW

Distribution Policy

November 30, 2023 (Unaudited)

SRH Total Return Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund distributed $0.125 per share on a quarterly basis during the year ended November 30, 2023. Beginning in January 2024, the quarterly distribution increased to $0.1375 per share. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return of capital to stockholders in order to maintain a level distribution. Each quarterly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s annual report for a more complete description of its risks.

SRH Total Return Fund, Inc.	Table of Contents

Annual Report | November 30, 2023	1

SRH Total Return Fund, Inc.	Performance Overview

November 30, 2023 (Unaudited)

Annual Update:

The SRH Total Return Fund, Inc. (the “Fund”) generated a return of 10.06% on net asset value (“NAV”) in the one-year period ended November 30, 2023 (the “Period”). Within the same period, the S&P 500 Index returned 13.84%, the Dow Jones Industrial Average (“DJIA”) returned 6.19%, and the Morningstar US Large Value Index returned 3.17%.

The Fund has performed in line with the S&P 500 Index and DJIA on an annualized NAV basis since affiliates of Rocky Mountain Advisers, LLC (“RMA”) became investment advisers to the Fund in January of 2002. However, the Fund outperformed the Morningstar US Large Value Index on an annualized NAV basis during this same timeframe.

On a market price basis, the Fund gained 4.71% for the Period, underperforming the Fund’s return performance on a NAV basis of 10.06%. At the beginning of the Period, the Fund’s market price discount to its NAV was -16.2% and at the end of the Period, the Fund’s discount was -20.3%.

More detail on various holding period returns can be found in the table below:

	3 months	6 months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
STEW (NAV)	1.80%	12.05%	10.06%	12.07%	8.69%	9.63%	8.72%
STEW (Market)	0.20%	10.07%	4.71%	10.99%	7.75%	9.83%	7.44%
S&P 500 Index†	1.74%	10.17%	13.84%	9.76%	12.51%	11.82%	8.71%
DJIA††	4.10%	10.45%	6.19%	8.85%	9.41%	10.89%	8.67%
Morningstar US Large Value Index†††	0.28%	7.74%	3.17%	10.46%	8.16%	8.77%	7.17%

*	Annualized.
**	Annualized since January 2002, when affiliates of RMA became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.
†	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
††	The Dow Jones Industrial Average (DJIA), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.
†††	The Morningstar US Large Value Index measures the performance of U.S. large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. This Index does not incorporate Environment, Social, or Governance (ESG) criteria.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and Morningstar US Large Value Index include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

This year was marked by a wide divergence in performance across equity-based asset classes. The Morningstar US Large Value Index and the DJIA both significantly underperformed the S&P 500 Index. The Fund’s performance was in the middle of these indices. The primary driver of the S&P 500 Index’s performance was the strong performance of seven large companies in the index. Of those seven, the Fund has exposure to Microsoft (MSFT) directly and Apple (AAPL) indirectly through its large Berkshire Hathaway position. RMA continues to believe this is the appropriate level of exposure. In our opinion, some of the outperformance of these companies was likely a rebound from poor performance in the year prior. We also believe some of the outperformance will lead to a mean reversion in the future where these seven stocks underperform the broad indices.

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SRH Total Return Fund, Inc.	Performance Overview

November 30, 2023 (Unaudited)

As we look forward to 2024, there remain many questions and much uncertainty. The market is trying to predict if the Fed Reserve Board will raise, cut, or continue to maintain its policy rate. Inflation abating or reaccelerating will have a large impact on the policy decision and the markets. Global conflict seems to be on the rise and, of course, there is a Presidential election in 2024. As we see it, there will be plenty of reasons for volatility to the upside and the downside. Which side wins, we do not know.

RMA remains committed to its process of bottom-up research. We believe finding the best companies helps mitigate these external factors and reduces volatility. While there will be plenty of fear, exuberance, and everything in-between in the coming year, RMA will remain focused on our process and investment philosophy.

The Fund follows a managed distribution program that seeks to deliver part of the Fund’s long-term total return potential through regular quarterly distributions at a fixed rate per share. Distributions under the managed distribution program may consist of net investment income, realized capital gains and return of capital, or any combination thereof. During the period, the Fund made quarterly distributions to shareholders in aggregate totaling $0.50 per share, estimated to be comprised of net investment income of $0.05 per share and net realized capital gains of $0.45 per share. A majority of the distributions are comprised of long-term capital gains, because it is rare for the Fund to hold a position less than one year. The managed distribution program did not have a material effect on the Fund’s investment strategy over the Period.

For the third consecutive year, the Fund’s Board of Directors (“Board”) announced an increase in the quarterly distribution beginning in January 2024. In our opinion, the Fund’s managed distribution program fits the low turnover buy-and-hold investment strategy both in its rate of growth and overall yield. In general, the distributions tend to be long-term capital gains because it is rare for the Fund to hold a position less than one year. RMA supports a distribution rate that is moderate, not excessive, so that the per share NAV of the Fund can continue to increase over the long term.

The largest contributors to performance during the Period were Berkshire Hathaway, Inc. (BRK/A and BRK/B) contributing 4.74% and Microsoft Corp. (MSFT) contributing 1.71% to the total return on net assets. The largest detractors to performance during the Period were Pfizer, Inc. (PFE) detracting -1.92%, and Johnson & Johnson (JNJ) detracting -0.25% from the total return on net assets.

During the Period, positions were reduced in Berkshire Hathaway (BRK/B) and Walmart, Inc. (WMT). The full positions in Pfizer, Inc. (PFE), STAG Industrial (STAG), Broadstone Net Lease (BNL), and J.M. Smucker (SJM) were sold. New positions were started in PayPal (PYPL), Charles Schwab (SCHW), and Stanley Black & Decker (SWK).

The Fund repurchased and retired 264,644 shares of its common stock during the Period. The shares were repurchased at an average price of $13.36. Since the Board reinstated the share repurchase program in August 2017, the Fund has repurchased and retired 9,028,343 shares at an average price of $10.34 per share.

Annual Report | November 30, 2023	3

SRH Total Return Fund, Inc.	Performance Overview

November 30, 2023 (Unaudited)

The following table shows the top ten holdings in the Fund as of November 30, 2023:

Holding	Symbol(s)	Percentage of Total Managed Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	36.9%
JPMorgan Chase & Co.	JPM	8.6%
Cash and Short-Term Investments	SALXX	7.6%
Yum! Brands, Inc.	YUM	5.8%
Enterprise Products Partners LP	EPD	5.3%
Microsoft Corp.	MSFT	4.1%
NRG Energy, Inc.	NRG	3.9%
Stanley Black & Decker, Inc.	SWK	3.3%
Cisco Systems, Inc.	CSCO	3.2%
Cohen & Steers Infrastructure Fund, Inc.	UTF	3.2%

As always, we appreciate your continued support of the Fund.

Sincerely,

Joel Looney	Jacob Hemmer

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the Board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Concentration of Investments. The Board feels it is important that stockholders be aware of the Fund’s high concentration in a small number of positions. Concentrating investments in fewer securities may involve a degree of risk that is greater than a fund having less concentrated investments spread over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is largely dependent on Warren Buffett for major investment and capital allocation decisions. When Mr. Buffett is no longer able to fulfill his responsibilities with Berkshire Hathaway, Inc., the value of the Fund’s position in Berkshire Hathaway, Inc. could be materially impacted.

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SRH Total Return Fund, Inc.	Performance Overview

November 30, 2023 (Unaudited)

Growth of $10,000 (as of November 30, 2023)

Comparison of change in value of a hypothetical $10,000 investment in the Fund and the Underlying Indexes

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | November 30, 2023	5

SRH Total Return Fund, Inc.	Performance Overview

November 30, 2023 (Unaudited)

The table below is a summary of the distributions paid for the year ended November 30, 2023.

	Per Share of Common Stock
	Net Asset Value	Market Price	Distribution Paid*
1/31/2023	$15.59	$12.90	$0.125
4/28/2023	15.84	12.81	0.125
7/31/2023	16.85	13.71	0.125
10/31/2023	15.65	12.50	0.125
*	Please refer to page 30 for classifications of distributions.

INVESTMENTS AS A % OF NET ASSETS

APPLICABLE TO COMMON STOCKHOLDERS

Holdings are subject to change

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SRH Total Return Fund, Inc.	Statement of Investments

  November 30, 2023

Description	Shares/Principal Amount	Value (Note 2)
LONG TERM INVESTMENTS 105.06%
DOMESTIC COMMON STOCK 95.47%
Capital Goods 3.78%
Stanley Black & Decker, Inc.	680,000	$61,812,000

Construction Machinery 1.54%
Caterpillar, Inc.	100,000	25,072,000

Diversified 41.95%
Berkshire Hathaway, Inc., Class A(a)(b)	1,028	561,185,200
Berkshire Hathaway, Inc., Class B(a)(b)	345,000	124,200,000
		685,385,200
Diversified Financial Services 16.45%
American Express Co.(c)	105,000	17,930,850
Charles Schwab Corp.(c)	750,000	45,990,000
Evercore, Inc., Class A	300,000	44,265,000
JPMorgan Chase & Co.	1,028,000	160,450,240
		268,636,090
Electric 4.47%
NRG Energy, Inc.	1,525,000	72,956,000

Healthcare Products & Services 1.70%
Johnson & Johnson	179,100	27,699,606

Insurance 2.43%
Travelers Cos., Inc.	220,000	39,736,400

Retail 9.80%
eBay, Inc.	650,000	26,656,500
Walmart, Inc.	165,000	25,688,850
Yum! Brands, Inc.	858,000	107,721,900
		160,067,250
Semiconductors 3.28%
Intel Corp.	1,200,000	53,640,000

Software & Tech Services 6.40%
Microsoft Corp.	200,000	75,782,000
PayPal Holdings, Inc.(a)	500,000	28,805,000
		104,587,000

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2023	7

SRH Total Return Fund, Inc.	Statement of Investments

November 30, 2023

Description	Shares/Principal Amount	Value (Note 2)
Technology, Hardware & Equipment 3.67%
Cisco Systems, Inc.	1,240,000	$59,991,200

TOTAL DOMESTIC COMMON STOCK
(Cost $532,460,314)		1,559,582,746

CLOSED-END FUNDS 3.61%
Cohen & Steers Infrastructure Fund, Inc.	2,750,000	58,987,499

TOTAL CLOSED-END FUNDS
(Cost $37,425,470)		58,987,499

LIMITED PARTNERSHIPS 5.98%
Enterprise Products Partners LP	3,650,000	97,747,000

TOTAL LIMITED PARTNERSHIPS
(Cost $71,009,752)		97,747,000

TOTAL LONG TERM INVESTMENTS
(Cost $640,895,536)		1,716,317,245

SHORT TERM INVESTMENTS 8.63%
Money Market Funds 8.63%
State Street Institutional U.S. Government Money Market Fund, Administration Class, 7-Day Yield - 5.06%	141,026,650	141,026,650

TOTAL MONEY MARKET FUNDS
(Cost $141,026,650)		141,026,650

TOTAL SHORT TERM INVESTMENTS
(Cost $141,026,650)		141,026,650

TOTAL INVESTMENTS 113.69%		1,857,343,895
(Cost $781,922,186)

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Statement of Investments
November 30, 2023

Description	Value (Note 2)
SENIOR NOTES (NET OF DEFERRED OFFERING COST OF $1,640,950) (13.67%)	(223,359,050)

OTHER ASSETS AND LIABILITIES, NET (0.02%)	(312,075)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%	$1,633,672,770

(a)	Non-income producing security.
(b)	For additional information on portfolio concentration, see Note 6.
(c)	A portion of the security is held as collateral for the written call options in the amount of $850,500.

Percentages are stated as a percent of Net Assets Applicable to Common Stockholders.

Written Call Options:

Description	Counterparty	Exercise Price	Premiums Received	Expiration Date	Number of Contracts	Notional Value	Value (Note 2)
American Express Co.	Pershing	$175	$1,092,500	1/19/2024	(1,050)	$(17,930,850)	$(325,500)
Charles Schwab Corp.	Pershing	75	2,230,395	6/21/2024	(3,500)	(21,462,000)	(525,000)
			$3,322,895			$(39,392,850)	$(850,500)

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2023	9

SRH Total Return Fund, Inc.	Statement of Assets and Liabilities
November 30, 2023

ASSETS:
Total Investments at Value
Cost ($781,922,186)	$1,857,343,895
Dividends and interest receivable	2,556,673
Prepaid expenses and other assets	72,330
Total Assets	1,859,972,898

LIABILITIES:
Written options, at value
(Premiums received $3,322,895)	850,500
Senior notes (net of deferred offering cost of $1,640,950) (Note 10)	223,359,050
Investment advisory fees payable (Note 4)	1,344,771
Interest payable on senior notes (Note 10)	436,964
Administration fees payable (Note 4)	134,984
Printing fees payable	80,344
Custody fees payable	8,276
Legal fees payable	21,072
Audit and tax fees payable	43,500
Directors’ fees and expenses payable (Note 4)	4,629
Accrued expenses and other payables	16,038
Total Liabilities	226,300,128
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,633,672,770

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$970,685
Paid-in capital in excess of par value of common stock	523,369,279
Total distributable earnings	1,109,332,806
NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,633,672,770

Net Asset Value, $1,633,672,770/97,068,474 common stock outstanding	$16.83

See Accompanying Notes to Financial Statements.
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SRH Total Return Fund, Inc.	Statement of Operations
For the Year Ended November 30, 2023

INVESTMENT INCOME:
Dividends	$32,191,576
Interest and other income	3,992,789
Total Investment Income	36,184,365

EXPENSES:
Investment advisory fees (Note 4)	15,919,629
Interest on senior notes (Note 10)	6,115,086
Administration fees (Note 4)	1,598,067
Directors’ fees and expenses (Note 4)	234,318
Printing fees	142,274
Legal fees	122,126
Custody fees	43,137
Insurance expense	53,267
Audit and tax fees	42,000
Transfer agency fees	42,757
Offering costs (Note 10)	190,348
Other	187,388
Total Expenses	24,690,397
Net Investment Income	11,493,968

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	41,985,253
Written options	2,255,388
Net realized gain	44,240,641
Long-term capital gain distributions from other investment companies	2,698,091
Net change in unrealized appreciation/(depreciation) on:
Investments	81,536,646
Written options	343,007
Net change in unrealized appreciation	81,879,653
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	128,818,385
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$140,312,353

See Accompanying Notes to Financial Statements.
Annual Report | November 30, 2023	11

SRH Total Return Fund, Inc.	Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

OPERATIONS:
Net investment income	$11,493,968	$10,633,346
Net realized gain on investments, written options and foreign currency transactions	44,240,641	43,458,775
Long-term capital gain distributions from other investment companies	2,698,091	2,310,644
Net change in unrealized appreciation on investments, written options and foreign currency translations	81,879,653	7,509,224
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	140,312,353	63,911,989

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From distributable earnings	(48,632,411)	(46,754,112)
Total Distributions: Common Stockholders	(48,632,411)	(46,754,112)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Repurchase of fund shares	(3,536,681)	(6,259,136)
Net Decrease in Net Assets from Capital Share Transactions	(3,536,681)	(6,259,136)

Net Increase in Net Assets Applicable to Common Stockholders	88,143,261	10,898,741

NET ASSETS:
Beginning of period	1,545,529,509	1,534,630,768
End of period	$1,633,672,770	$1,545,529,509

See Accompanying Notes to Financial Statements.
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SRH Total Return Fund, Inc.	Statement of Cash Flows
For the Year Ended November 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets applicable to Common Stockholders resulting from operations	$140,312,353
Adjustments to reconcile change in net assets applicable to Common
Stockholders resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(171,144,879)
Net purchases of short-term investment securities	(33,518,366)
Proceeds from disposition of investment securities	242,302,032
Amortization of premium and accretion of discount on investments	(654,447)
Premiums received from written options transactions	3,322,895
Net realized (gain)/loss on:
Investments	(44,683,344)
Written options	(2,255,388)
Net change in unrealized appreciation/(depreciation) on:
Investments	(81,536,646)
Written options	(343,007)
Amortization of offering costs	190,348
(Increase)/Decrease in assets:
Dividends and interest receivable	51,245
Prepaid expenses and other assets	(1,603)
Increase/(Decrease) in liabilities:
Interest payable on senior notes	(2,414)
Investment advisory fees payable	79,891
Administration fees payable	5,186
Directors’ fees and expenses payable	(10,904)
Legal fees payable	14,586
Audit and tax fees payable	(1,500)
Custody fees payable	(25,896)
Printing fees payable	62,420
Accrued expenses and other payables	6,530
Net Cash Provided by Operating Activities	52,169,092

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common Stockholders	(48,632,411)
Repurchase of fund shares	(3,536,681)
Net Cash Used in Financing Activities	(52,169,092)

Net increase in cash	—
Cash, beginning balance	—
Cash, ending balance	$—

Cash paid for interest on senior notes during the period was:	$6,117,500

See Accompanying Notes to Financial Statements.
Annual Report | November 30, 2023	13

SRH Total Return Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value — End of Period
Common Share Market Price — End of Period
Total Return, Common Share Net Asset Value(b)
Total Return, Common Share Market Price(b)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:(c)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on borrowings
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)
Number of Common Shares Outstanding, End of Period (000s)
BORROWINGS AT END OF PERIOD
Aggregate Amount of Senior Notes Outstanding (000s)
Asset Coverage Per $1,000(g)

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Financial Highlights

For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020		For the Year Ended November 30, 2019

$15.88		$15.69	$13.29		$13.56		$13.32

0.12		0.11	0.01		0.06		0.07
1.32		0.55	2.79		(0.01)		0.52
1.44		0.66	2.80		0.05		0.59

(0.05)		(0.01)	—		(0.05)		(0.08)
(0.45)		(0.47)	(0.41)		(0.34)		(0.30)
—		—	—		(0.02)		(0.03)
(0.50)		(0.48)	(0.41)		(0.41)		(0.41)

0.01		0.01	0.01		0.09		0.06
0.01		0.01	0.01		0.09		0.06
0.95		0.19	2.40		(0.27)		0.24
$16.83		$15.88	$15.69		$13.29		$13.56
$13.42		$13.31	$13.02		$10.91		$11.41
10.06%		4.96%	21.86%		2.04%		5.60%
4.71%		6.01%	23.18%		(0.45%)		6.72%

1.60%		1.61%	1.65	%(d)	1.16	%(d)	1.11%
1.60%		1.61%	1.68%		1.17%		1.11%
1.20%		1.20%	1.24%		1.12%		N/A
0.74%		0.70%	0.07	%(d)	0.52	%(d)	0.54%
0.74%		0.70%	0.04%		0.51%		0.54%

10%		10%	6%		6%		2%
$1,633,673		$1,545,530	$1,534,631		$1,305,895		$1,392,553
97,068		97,333	97,802		98,271		102,676

$225,000	(e)(f)	$223,169 (e)	$222,978	(e)	$222,749	(e)	N/A
8,261		7,925	7,882		6,863		N/A

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2023	15

SRH Total Return Fund, Inc.	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.

(b)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.

(c)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Money Market Funds or Closed-End Funds on the Statement of Investments).

(d)	Advisory, sub-advisory and administration fees were voluntarily waived, on amounts attributable to the proceeds of the senior notes issued that remained in cash or cash equivalents.

(e)	The amount shown is due to the issuance of senior notes (See Note 10).

(f)	Principal amount. Excludes the costs incurred in connection with the issuance of the senior notes.

(g)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the senior notes) from the Fund's total assets and dividing by the principal amount of the senior notes, then multiplying by $1,000.

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	16

SRH Total Return Fund, Inc.	Notes to Financial Statements

November 30, 2023

NOTE 1. FUND ORGANIZATION

SRH Total Return Fund, Inc. (the “Fund” or “STEW”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities including closed-end funds and limited partnerships for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Paralel Advisors LLC (“Paralel” or the “Adviser”), as the valuation designee (the “Valuation Designee”) with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Designee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Designee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Designee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Designee may use outside pricing services to provide it with closing prices. The Valuation Designee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Designee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Designee adjusts prices, the Valuation Designee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Annual Report | November 30, 2023	17

SRH Total Return Fund, Inc.	Notes to Financial Statements

November 30, 2023

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

www.srhtotalreturnfund.com	18

SRH Total Return Fund, Inc.	Notes to Financial Statements

November 30, 2023

The following is a summary of the Fund’s investments by inputs used to value those investments and other financial instruments as of November 30, 2023:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock	$1,559,582,746	$—	$—	$1,559,582,746
Closed-End Funds	58,987,499	—	—	58,987,499
Limited Partnerships	97,747,000	—	—	97,747,000
Money Market Funds	141,026,650	—	—	141,026,650
TOTAL	$1,857,343,895	$—	$—	$1,857,343,895

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Written Call Options	$(850,500)	$—	$—	$(850,500)
TOTAL	$(850,500)	$—	$—	$(850,500)

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.

**	Other financial instruments are derivative instruments reflected in the Statement of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Foreign Currency Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Annual Report | November 30, 2023	19

SRH Total Return Fund, Inc.	Notes to Financial Statements

November 30, 2023

Distributions to Common Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to common stockholders are recorded on the ex-dividend date.

The Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a stockholder's basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a stockholder's basis are generally treated as capital gain, assuming the shares are held as capital assets.

Indemnifications: The Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the year ended November 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

www.srhtotalreturnfund.com	20

SRH Total Return Fund, Inc.	Notes to Financial Statements

November 30, 2023

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Annual Report | November 30, 2023	21

SRH Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2023

For the year ended November 30, 2023, the effects of derivative instruments on the Statement of Assets and Liabilities were as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Value	Liability Derivatives Statement of Assets and Liabilities Location	Value
Equity Contracts (Written Options)	N/A	—	Written options, at value	$850,500
Total		—		$850,500

For the year ended November 30, 2023, the effects of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	$2,255,388	$343,007
Total		$2,255,388	$343,007

The average monthly notional value of written option contracts for the Fund was $31,852,158 during the year ended November 30, 2023.

NOTE 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Paralel serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays Paralel an annual fee, calculated and paid monthly, equal to 0.90% of the first $2 billion of the Fund’s average Managed Assets, plus 0.80% of the Fund’s average Managed Assets over $2 billion. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Rocky Mountain Advisers, LLC (“RMA”) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and Paralel. Paralel, not the Fund, pays RMA an annual sub-advisory fee, calculated and paid monthly, equal to 0.77% of the first $2 billion of the Fund’s average Managed Assets, plus 0.68% of the Fund’s average Managed Assets over $2 billion.

Paralel Technologies LLC (“PRT”), an affiliate of Paralel, serves as the Fund’s administrator and provides all administrative and fund accounting services to the Fund. As compensation for its services, PRT receives an annual fee, calculated and paid monthly, equal to 0.09% of the first $2 billion of the Fund’s average Managed Assets, plus 0.075% of the Fund’s average Managed Assets over $2 billion.

Paralel is a wholly owned subsidiary of PRT. RMA may be deemed an affiliate of PRT and Paralel under the 1940 Act due to an indirect, non-controlling investment in PRT by SLCT Holdings, LLC, a fully owned subsidiary of the Susan L. Ciciora Trust, which is also the sole member of RMA. The Susan L. Ciciora Trust may be deemed an affiliate of the Fund.

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SRH Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2023

No persons (other than the Independent Directors) receive compensation from the Fund for acting as a director or officer; however, certain Directors and officers of the Fund are officers or employees of Paralel, RMA or PRT and may receive compensation in such capacities. The Fund pays each member of the Board who is not a director, officer, employee, or affiliate of Paralel, RMA or PRT or any of their affiliates (each an “Independent Director”) a fee of $40,000 per annum, plus $5,000 for each regular quarterly meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The Lead Independent Director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the Audit Committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

State Street Bank & Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the year ended November 30, 2023 were $171,144,879 and $238,542,754 respectively.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds, open-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of November 30, 2023, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Fund’s adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Annual Report | November 30, 2023	23

SRH Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2023

NOTE 7. SIGNIFICANT STOCKHOLDERS

On November 30, 2023, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,384,254 shares of Common Stock of the Fund, representing 46.75% of the total Common Stock outstanding.

NOTE 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the year ended November 30, 2023, the Fund repurchased 264,644 shares of Common Stock at a total purchase amount of $3,536,681 at an average discount of 18.93% of net asset value. For the year ended November 30, 2022, the Fund repurchased 469,255 shares of Common Stock at a total purchase amount of $6,259,136 at an average discount of 17.13% of net asset value.

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

As determined on November 30, 2023, permanent differences resulting primarily from different book and tax accounting for partnership investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(11,680) and $11,680 were reclassified at November 30, 2023 among paid-in capital and total distributable earnings, respectively, for the Fund.

The character of distributions paid on a tax basis during the year ended November 30, 2023 was as follows:

Distributions Paid From:
Ordinary Income	$9,944,584
Long-Term Capital Gain	38,687,827
$48,632,411

The character of distributions paid on a tax basis during the year ended November 30, 2022 was as follows:

Distributions Paid From:
Ordinary Income	$1,927,320
Long-Term Capital Gain	44,826,792
$46,754,112

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SRH Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2023

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes at November 30, 2023 were as follows:

Cost of investments for income tax purposes	$754,615,262
Gross appreciation on investments (excess of value over tax cost)	1,118,748,340
Gross depreciation on investments (excess of tax cost over value)	(13,547,311)
Net unrealized appreciation on investments	$1,105,201,029

As of November 30, 2023, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gains	$4,131,777
Unrealized Appreciation	1,105,201,029
Total	$1,109,332,806

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to wash sales and partnership book and tax differences.

NOTE 10. SENIOR NOTES

On November 5, 2020, the Fund issued senior unsecured notes (“Notes”) in an aggregate amount of $225,000,000 in three fixed-rate series. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The note purchase agreement (the “Agreement”) contains various covenants related to other indebtedness and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The table below sets forth a summary of the key terms of each series of Notes outstanding at November 30, 2023.

Series	Principal Outstanding November 30, 2023	Payment Frequency	Unamortized Offering Costs	Estimated Fair Value November 30, 2023	Fixed Interest Rate	Maturity Date
A	$85,000,000	Semi-Annual	$582,568	$68,105,204	2.62%	November 5, 2030
B	$85,000,000	Semi-Annual	$625,684	$65,862,736	2.72%	November 5, 2032
C	$55,000,000	Semi-Annual	$432,698	$40,906,732	2.87%	November 5, 2035

The Fund incurred costs in connection with the issuance of the Notes. These costs, totaling $2,226,190, were recorded as a deferred charge and are being amortized over the respective life of each series of notes. Amortization of $190,348 is included as Offering Costs on the Statement of Operations and the carrying amount on the Statement of Assets and Liabilities is equal to the principal amount of the Notes less unamortized offering costs. The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields for comparable debt instruments with similar maturity and terms. The Fund categorizes the Notes as Level 2 securities within the fair value hierarchy.

Annual Report | November 30, 2023	25

SRH Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2023

The Fund shall at all times maintain a current rating given by a NRSRO (Nationally Recognized Statistical Rating Organization) of at least Investment Grade with respect to the Notes and shall not at any time have any rating given by a NRSRO of less than Investment Grade with respect to the Notes. The Notes have been assigned an ‘A’ long-term rating by Fitch Ratings.

At November 30, 2023, the Fund was in compliance with all covenants under the Agreement.

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SRH Total Return Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

SRH Total Return Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of SRH Total Return Fund, Inc. (the “Fund”) as of November 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 24, 2024

Annual Report | November 30, 2023	27

SRH Total Return Fund, Inc.	Additional Information

November 30, 2023 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s N-PORT reports are available (i) on the Fund’s website at www.srhtotalreturnfund.com; or (ii) on the SEC’s website at www.sec.gov.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website at www.srhtotalreturnfund.com, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.srhtotalreturnfund.com.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

www.srhtotalreturnfund.com	28

SRH Total Return Fund, Inc.	Additional Information

November 30, 2023 (Unaudited)

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designated the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

Qualified Dividend Income:	100%

Dividend Received Deduction:	100%

In early 2023, if applicable, stockholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year ended 2023.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $38,687,827 as long-term capital gain dividends for the fiscal year ended November 30, 2023.

STOCKHOLDER MEETING RESULTS

On November 16, 2023, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: To elect Class II Director to the Board of Directors to serve until the 2026 Annual Meeting of Stockholders.

Election of Joel W. Looney

	# of Votes Cast	% of Votes Cast
For	81,105,619	96.00%
Against/Withhold	3,379,010	4.00%
TOTAL	84,484,629	100.00%

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

Annual Report | November 30, 2023	29

SRH Total Return Fund, Inc.	Additional Information

November 30, 2023 (Unaudited)

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the year ended November 30, 2023				% Breakdown of the Total Cumulative Distributions for the year ended November 30, 2023
Net Investment	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.12508	$0.21343	$0.16149	$0.50000	25.01%	42.69%	32.30%	100.00%

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Plan.

DISCLAIMER

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

www.srhtotalreturnfund.com	30

SRH Total Return Fund, Inc.	Summary of Dividend Reinvestment Plan

November 30, 2023 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare Shareowner Services, P.O. Box 43078, Providence RI 02940-3078. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Annual Report | November 30, 2023	31

SRH Total Return Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2023 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the last annual report dated November 30, 2022 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Investment Objective. The Fund's investment objective is total return.

Principal Investment Strategies.

The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies; investments in common stocks may include, but are not limited to, investment companies whose objective is income, real estate investment trusts (“REITs”), and other dividend-paying common stocks. The portion of the Fund’s assets that is not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. The Fund may not, as a matter of fundamental policy, invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

The Fund is a “non-diversified” investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act”), which means that it is permitted to invest its assets in a more limited number of issuers than “diversified” investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), (A) not more than 25% of the Fund’s total assets may be invested in securities of any one issuer (other than U.S. government securities and RICs) or of any two or more issuers controlled by the Fund which may be deemed to be engaged in the same, similar or related trades or businesses; and (B) with respect to 50% of the total value of the Fund’s portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a “non-diversified” fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s NAV, reflecting fluctuation in the value of large Fund holdings.

Limitations on investments expressed in percentages are measured and are applicable only at the time of investment. They are not measured or applied on an ongoing basis. There is no requirement for the Fund to sell or change its portfolio investments resulting from changes in the valuations of such investments.

Leverage

Under normal market conditions, the Fund may utilize leverage through Borrowings (defined below) and the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% or less of the Fund's total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund's net assets). "Borrowings" are defined as: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties using reverse repurchase agreements; or amounts received by the Fund from the Fund's issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns.

www.srhtotalreturnfund.com	32

SRH Total Return Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2023 (Unaudited)

The Adviser is responsible for making recommendations to the Board regarding the Fund's use of Borrowings. On November 5, 2020 the Fund issued senior unsecured notes (“Notes”) in an aggregate amount of $225,000,000 in three fixed-rate series. The 10-, 12-, and 15-year series will pay interest semi-annually at the rate of 2.62%, 2.72%, and 2.87%, respectively. The Fund must experience a 2.72% rate of return in order to cover annual interest payments on the Notes. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. There can be no assurance that the use of leverage will be successful in enhancing the level of the Fund's total return.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Fund share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of minus 10% to plus 10%. These assumed investment portfolio total returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by the Fund. Further, the assumed investment portfolio total returns are after (net of) all of the Fund's expenses other than expenses associated with leverage); but such leverage expenses are deducted when determining the Fund share total return. See "Risk Factors." The table further reflects the use of leverage representing 14.56% of the Fund's total assets and estimated leverage costs of 2.72%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Fund Share Total Return	-11.85%	-6.12%	-0.40%	5.33%	11.06%

Corresponding Fund Share total return is composed of two elements: Fund dividends paid by the Fund (the amount of which is largely determined by the Fund's net distributable income after paying interest or dividends on the Fund's leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% would assume that the distributions the Fund receives on its investments are entirely offset by losses in the value of those securities.

Risk Factors

Investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Investments in Common Stocks. The Fund intends to invest, under normal market conditions, at least 80% of its total assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund’s NAV may also be volatile. Further, because the time horizon for the Fund’s investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

Annual Report | November 30, 2023	33

SRH Total Return Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2023 (Unaudited)

Fixed Income Securities. The Fund may invest in fixed income securities from time to time. Fixed income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by a Fund, the more sensitive the Fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Non-Diversified Status Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in securities of a single issuer than a “diversified” fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws.

Issuer Focus Risk. The Fund may hold significant positions in a few issuers. Taking larger positions is likely to increase the volatility of the Fund’s NAV, reflecting fluctuation in the value of large Fund holdings. In addition, both the Code and 1940 Act allow positions in single issuers to exceed statutory diversification thresholds if the excess occurs as a result of market variations. In such cases, the Fund may continue to hold such excess positions for the sake of tax efficiency. Thus, in such circumstances, the Fund may be even more susceptible to being adversely affected by any corporate, economic, political or regulatory occurrence affecting issuer positions which exceed such thresholds. Note that the risk described here is distinct from the risk of concentration as the term is generally understood under the 1940 Act, which refers whether a particular fund invests in excess of 25% of its total assets in issuers within the same industry or group of industries. As a matter of fundamental policy, the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Investments in Mid- and Small-cap Securities. The Fund may invest in small- and mid-cap companies from time to time. Generally, small-cap stocks are those securities issued by companies with a total market capitalization of between $250 million to $2 billion, and mid-cap stocks are those securities issued by companies with a total market capitalization of between $2 billion to $10 billion. Small- and mid-cap stocks in which the Fund may invest may present greater opportunities for capital growth than larger companies, but also may be more volatile and subject to greater risk. The small- and mid-cap stocks in which the Fund may invest may present greater opportunities for capital growth than larger companies, but also may be more volatile and subject to greater risk. This is because smaller companies generally may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs and reduced returns to holders of these securities, including potentially the Fund. In addition, there may be less publicly available information about smaller companies which can also lead to higher risk in terms of arriving at an accurate valuation for these smaller companies.

Leveraging Risk. The Fund currently uses leverage. Use of leverage may have a number of adverse effects on the Fund and its stockholders including without limitation: (i) leverage may magnify market fluctuations in the Fund’s underlying holdings thus causing a disproportionate change in the Fund’s NAV; and (ii) the Fund’s cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to stockholders and generally making the Fund’s total return to stockholders more volatile.

www.srhtotalreturnfund.com	34

SRH Total Return Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2023 (Unaudited)

Discount From NAV. The common stock of closed-end funds frequently trades at market prices less than the value of the net assets attributable to those shares (a “discount”). The possibility that the Fund’s shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Repurchase of Fund Shares. The Fund is authorized to repurchase shares on the open market when the shares are trading at a discount from NAV per share as determined by the Board from time to time. Any acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective.

Issuer Risk. The value of the Fund’s portfolio may decline for a number of reasons directly related to the issuers of the securities in the portfolio, such as management performance, financial leverage and reduced demand for an issuer’s goods and services.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s portfolio can decline.

Foreign Securities Risk. The Fund is permitted to invest in foreign securities without limitation. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers.

Currency Risk. The Fund can hold investments in foreign securities and thus a portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Investments in Registered Investment Companies. The Fund may invest in securities issued by other registered investment companies subject to such limitations, restrictions and conditions as imposed by Federal law. Accordingly, the Fund will be subject to the particular risks associated with investing in other funds that are separate from risks associated with the underlying investments held by such registered investment companies. Both the Fund and any registered investment companies in which it invests pay management fees. In addition, the registered investment companies in which the Fund invests will typically incur other operating expenses that are borne by their investors, including the Fund. As a result, Fund stockholders will bear not only the Fund’s management fees and operating expenses, but also the fees and expenses of the registered investment companies in which the Fund invests. Investors would bear less expense if they invested directly in the underlying registered investment companies in which the Fund invests. The Fund may also invest in registered investment companies that are not limited in their portfolio trading activity and thus may experience high portfolio turnover rates. Higher turnover rates generally result in correspondingly greater brokerage commissions and other transactional expenses which may be borne by the Fund, directly or through its investment in registered investment companies.

Annual Report | November 30, 2023	35

SRH Total Return Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2023 (Unaudited)

Liquidity Risk. Although the Fund invests primarily in securities traded on national exchanges, it may invest in less liquid assets from time to time that are not readily marketable and may be subject to restrictions on resale. Illiquid securities may be more difficult to value or may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s NAV. The Fund is not limited in the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement. In certain situations, the Fund could find it more difficult to sell such securities at times, in amounts and at prices they consider reasonable.

Derivatives Risk. The Fund’s use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments (including, for example, risks associated with the creditworthiness of counterparties). The Fund may also be indirectly exposed to derivatives risk through an underlying fund’s use of such instruments. Under certain market conditions, derivatives may become harder to value or sell at a fair price, and may thus entail liquidity risks.

Anti-Takeover Risk. The Fund’s constituent documents, as amended, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include, for example, mechanisms governing the consideration of certain matters at stockholder meetings and special voting requirements for the approval of certain transactions. The Fund's Board is also “classified,” which means that membership of the Board is divided into separate classes, each class serving staggered terms. Finally, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family will continue to own a substantial portion of the Fund’s common shares and thus may discourage a third party from seeking to obtain control of the Fund. Such structures and share ownership may have the overall effect of making any hostile attempt to take control of the Fund through a proxy contest more difficult.

Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

www.srhtotalreturnfund.com	36

SRH Total Return Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2023 (Unaudited)

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the adviser, sub-adviser or other key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory activities utilized to the benefit of the Fund.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cyber security failures or breaches by the Fund’s service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, financial intermediaries, and sub-adviser) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Annual Report | November 30, 2023	37

SRH Total Return Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2023 (Unaudited)

Fundamental Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this annual report means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1)	Issue any senior securities except as permitted under the 1940 Act.

(2)	Invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

(3)	Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the Securities and Exchange Commission (the “SEC”), combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

(4)	Purchase or sell interests in oil, gas or other mineral exploration or development programs.

(5)	Purchase or sell real estate, except that the Fund may purchase or sell interests in REITs and securities secured by real estate or interests therein issued by companies owning real estate or interest therein.

(6)	Purchase or sell commodities or commodity contracts.

(7)	Make loans other than through the purchase of debt securities in private placements and the loaning of portfolio securities.

(8)	Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

(9)	Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933, as amended (the “Securities Act”).

(10)	Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

(11)	Purchase or retain the securities of any issuer, if, to the Fund’s knowledge, those officers and directors of the Fund or its investment advisers who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

(12)	Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Fund is authorized to engage.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

www.srhtotalreturnfund.com	38

SRH Total Return Fund, Inc.	Directors & Officers

November 30, 2023 (Unaudited)

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INDEPENDENT DIRECTORS*
Name, Age and Address(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Thomas J. Moore Birth Year: 1965	Class I Director	Term expires 2025.	Former Senior Partner at EY, LaSalle National Bank, CPA licensed in Colorado.	1	None
Richard I. Barr Birth Year: 1937	Lead Independent Director and Class III Director	Term expires 2024; Director since 2002 (Lead Independent Director since 2013).	Retired (since 2001); Various executive positions (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage) and CBS Marketing (1963-1996).	1	None
Steven K. Norgaard Birth Year: 1964	Class III Director	Term expires 2024; Director since 2011.	Attorney (since 1990), Steven K. Norgaard, P.C. (law firm).	2	Frontier Funds (6 Funds) (since 2013); Elevation Series Trust (3 Funds) (since 2022)

Annual Report | November 30, 2023	39

SRH Total Return Fund, Inc.	Directors & Officers

November 30, 2023 (Unaudited)

INTERESTED DIRECTORS*

Name, Age and Address(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Joel W. Looney Birth Year: 1961(3)	Chairman and Class II Director; President of the Fund	Term expires 2026; Director since 2002; Chairman since 2003; President since 2018.	Chief Investment Officer (since April 2022), President (since June 2017) and Asst. Investment Officer (2013-2022), Rocky Mountain Advisers, LLC (“RMA”); Manager (since June 2017), Fund Administrative Services, LLC (“FAS”); President (since 2018).	1	None
Nicole L. Murphey Birth Year: 1977(3)	Class I Director	Term expires 2025; Director since 2021.	Chief Compliance Officer (since 2016), RMA; Founder and Managing Director (since 2018), Whistlepig Compliance Solutions, LLC; Chief Compliance Officer (since 2019), BSW Wealth Partners, Inc.; Chief Compliance Officer (2019-2023), R3 Returns, LLC; Vice President and Treasurer of RMA (2011-2018) and Assistant Manager of FAS (2011-2018).	1	None

*Directors and Director Nominees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Directors.” Directors and Director Nominees who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”

(1)	Unless otherwise specified, the Directors’ and Director Nominees’ respective addresses are 1700 Broadway, Suite 1850 Denver, CO 80290.

(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(3)	Mr. Looney is considered an “interested person” by virtue of being the President and Chief Investment Officer of RMA and an employee of FAS, an affiliate of RMA. Ms. Murphey is considered an “interested person” by virtue of being the Chief Compliance Officer and employee of RMA.

www.srhtotalreturnfund.com	40

SRH Total Return Fund, Inc.	Directors & Officers

November 30, 2023 (Unaudited)

OFFICERS

Name, Age and Address(1)	Officer Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Joel Looney Birth Year: 1961	President	Since 2018	See information provided previously under the section titled “Interested Directors.”
Christopher Moore Birth Year: 1984	Vice President; Chief Compliance Officer and Secretary	Secretary Since 2021	Mr. Moore is General Counsel of Paralel Technologies LLC and Paralel Advisors LLC since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021; VP and Senior Counsel of ALPS Fund Services, Inc. from 2016- 2020.
Jill Kerschen Birth Year: 1975	Vice President; Treasurer	Since 2021	Ms. Kerschen joined Paralel in 2021 and is currently Director of Fund Administration. Prior to joining Paralel she was Vice President at ALPS Advisors, Inc. from 2019 to 2021 and from 2013 to 2019 she served as Vice President and Fund Controller at ALPS Fund Services, Inc.

(1)	Unless otherwise specified, the Officers’ respective addresses are 1700 Broadway, Suite 1850 Denver, CO 80290.
(2)	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Additional information about the Fund’s directors is available in the proxy statement for the Fund’s most recent annual shareholder meeting and/or the Fund’s most recent statement of additional information. These documents can be obtained without charge on the Fund’s website, www.srhtotalreturnfund.com, or upon request, by calling the Fund at (877) 561-7914.

Annual Report | November 30, 2023	41

SRH Total Return Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

November 30, 2023 (Unaudited)

Summary of Board Meetings and Considerations

The Board of Directors (the “Board”), including the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Independent Directors”), met on November 2, 2023 to evaluate, among other things, to determine whether renewal of the investment advisory agreement with Paralel Advisors LLC (“Paralel”) (the “Advisory Agreement”) and an investment sub-advisory agreement between and Rocky Mountain Advisers, LLC (“RMA” or the “Sub-Advisor”) and Paralel (the “Sub-Advisory Agreement” and collectively, the “Agreements”) was in the best interests of the Fund’s stockholders. In addition to the meeting on November 2, 2024, the Board met on October 20, 2023 to review various materials associated with the renewal of the Advisory Agreement and the Sub-Advisory Agreement. At the Board meetings and throughout the process of considering the agreements, the Board, including a majority of the Independent Directors, was advised by its independent legal counsel.

In approving the continuation of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information provided as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.

Approval of New Advisory Agreement and New Sub-Advisory Agreement

In approving the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Directors, including the Independent Directors, considered the following factors:

Nature, Extent, and Quality of Services. In examining the nature, extent, and quality of the investment advisory services provided by Paralel, the Directors considered the qualifications, experience and capability of Paralel’s management and other personnel. The Directors reviewed, among other matters, the process by which Paralel provides oversight of the Fund, as well as the due diligence completed regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser. The Directors highlighted the sustained growth of Paralel and its affiliated firms, noting the continued high level of service provided by the firm throughout. The Board acknowledged that the firm had continued to enhance its compliance program across its growth to ensure adherence to regulatory requirements. Furthermore, the Directors considered the qualifications and experience of Paralel’s senior personnel, noting the firm had no turnover across personnel working with the Fund and continued to engage additional qualified individuals to assist with the services provided to the Fund. The Directors considered that Paralel provides the Fund with its treasurer, secretary and chief compliance officer as part of its advisory services, emphasizing the valuable expertise and knowledge of these and other employees of Paralel with long tenures of serving the Fund.

www.srhtotalreturnfund.com	42

SRH Total Return Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

November 30, 2023 (Unaudited)

With respect to the nature, extent, and quality of the services provided by RMS, the Directors considered the firm’s level of care and conscientiousness in performing its duties, along with the intricate nature of executing RMA’s investment process employed for the Fund. The Board considered the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Directors acknowledged the experience of the firm’s portfolio managers and the additional support engaged by RMA to assist these individuals in their roles. The Directors agreed that RMA continued to successfully execute the Fund’s long-term investment thesis. Further, the Directors highlighted the strong collaboration between senior personnel at Paralel and the Sub-Adviser, underlining the synergies benefiting the Fund from this partnership. The Board agreed that Sub-Adviser’s level of service indicated its continued commitment to the Fund.

Based on the totality of the information considered, the Directors concluded that the Fund was likely to continue to benefit from the nature, extent and quality of Paralel’s and RMA’s services.

Investment Performance of the Fund. The Board reviewed the Fund’s investment performance over time. In completing this review, the Board utilized a report from FUSE Research Network, LLC (“FUSE”), an independent provider of investment company data which provided comparison of the Fund against a group of investment companies determined to be most similar to the Fund by FUSE (the “Peer Group”). The Board considered the Fund’s net asset value total return compared to the relative to the average and median returns for the Peer Group and the Fund benchmark index across the 3 month, 1-year, 3-year, 5-year, 10-year and since inception periods. The Board acknowledged that the Fund outperformed the average return of the Peer Group across each of the 3 month, 1-year, 3-year, and since inception periods, while slightly trailing the Peer Group average in the 5-year and 10-year periods. The Board considered RMA’s statement that value investments lagged growth stocks during the market bull run of certain mid-to-longer term periods, noting the Fund’s recent shorter-term outperformance aligned with strong value investment returns. The Directors also considered the Fund’s long-term performance since RMA’s affiliates had begun providing services to the Fund and limitations inherent in the FUSE data due to difficulties of finding peer closed-end funds with similar strategies. The Board noted its satisfaction with the Fund’s performance and agreed that such performance supported the renewal of the Advisory Agreement and the Sub-Advisory Agreement.

Fees and Expenses. In evaluating the costs of the services provided, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses, in the FUSE report. The Board noted the fee arrangement in place for the Fund, whereby Paralel receives an annual fee, payable monthly, in an amount equal to 0.90% of the first $2 billion of the Fund’s average annual managed assets, plus 0.80% of the Fund’s average annual managed assets over $2 billion. The Board acknowledged that this represented a fee reduction put in place when Paralel was approved as the adviser in 2021. The Board reviewed the FUSE report and noted that the contractual advisory fee represented the median fee of the Peer Group, but slightly and was slightly higher than the average Peer Group fee. The Board considered the fact that certain Peer Group funds which were internally managed, noting differences in structure made fee comparisons to these funds difficult.

The Board also obtained information regarding the combined profitability for Paralel (and its affiliates) from serving in administrator and investment adviser roles for the Fund to assist the Board in evaluating the overall benefits to Paralel from its relationship to the Fund. In particular, the Board reviewed the analysis and noted that Paralel had reported a small profit from its work with the Fund. It considered the fact that this increase was partly driven by Paralel’s continued growth in clients and revenue, resulting in a reduction of expenses allocated towards the Fund. Based on its analysis of each piece of information discussed, the Board determined that the advisory fee of 0.90% of the first $2 billion of the Fund’s average managed assets, plus 0.80% of the Fund’s average managed assets over $2 billion, was not unreasonable based on the profitability of other investment management firms, a review of fees of similar peer funds, and the quality of the services to be provided by Paralel.

Annual Report | November 30, 2023	43

SRH Total Return Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

November 30, 2023 (Unaudited)

The Directors considered that the fee to be paid to RMA was paid out of the fees paid to Paralel and that no separate fee for sub-advisory services would be charged to the Fund. The Directors considered Paralel’s statement that it believed that compensation payable to the Sub-Adviser was reasonable, appropriate and fair in light of the nature and quality of the services provided to Paralel and to the Fund. The Directors considered its determination that overall contractual fee rate under the arrangement was not unreasonable. The Board obtained detailed information regarding the overall profitability of the Sub-Adviser and used this information to assist the Board in considering the overall benefits to the Sub-Adviser received from its relationship to the Fund. As part of this review, the Directors also considered information regarding the combined profitability of RMA and Paralel related to all services provided to the Fund. Based on its analysis of this information, the Board determined that the level of profits earned by RMA from providing the sub-advisory services was not unreasonable with respect to the services rendered and the fact that the Adviser, not the Fund, is responsible for payment of the Sub-Adviser. Further, the Board agreed at the fee split was not unreasonable in consideration of the services provided by each firm and representations of Paralel on the same.

Profitability and Economies of Scale. The Directors reviewed the profitability information provided by Paralel and the Sub-Adviser and considered whether the firms would be expected to realize economies of scale related to their work with the Fund, and whether such economies would be appropriately shared with stockholders in light of the fee breakpoints under the Advisory Agreement. In consideration of each of Paralel’s and RMA’s profitability levels and the extent to which the Fund’s assets were expected to increase, the Board agreed that the fee breakpoints under the Advisory Agreement and the Sub-Advisory Agreement continued to be appropriate and would provide the Stockholders with the benefit of economies of scale in the event that the Fund’s average managed assets exceed $2 billion. The Directors also noted that the overall contractual fee rate was lower than it had been prior to when Paralel was approved as the adviser in 2021.

Indirect Benefits. The Board considered any ancillary or indirect benefits that could accrue to Paralel or the Sub -Adviser as a result of their relationships with the Fund. The Directors considered details related to services that an affiliate of Paralel provides to the Fund as the Fund’s administrator. The Board also considered that RMA did not expect to receive any such ancillary benefits directly beyond reputational benefits related to its role with the Fund (other than the indirect benefit of a non-controlling investment by a parent company of RMA in Paralel’s parent company). The Board concluded that the benefits accruing to Paralel and RMA by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by Paralel and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of Paralel and the Sub-Adviser was reasonable.

Other Considerations. In determining whether to approve the Advisory Agreement and Sub-Advisory Agreement for the Fund, and whether to recommend approval to Stockholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive: Paralel’s and the Sub-Adviser’s continued solid financial condition, Paralel’s continued growth, and synergies received by the Fund from Paralel’s and RMA’s continued partnership.

www.srhtotalreturnfund.com	44

SRH Total Return Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

November 30, 2023 (Unaudited)

Conclusion. Having requested and received such information from each of Paralel and RMA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the structures were reasonable and that renewal of the Advisory Agreement and Sub-Advisory Agreement were in the best interests of the Fund and its stockholders.

As a result of its review of the Advisory Agreement and Sub-Advisory Agreement and its consideration of the foregoing factors, the Board, including all of the Independent Directors, unanimously approved the renewal of the Advisory Agreement and Sub-Advisory Agreement for the Fund.

Annual Report | November 30, 2023	45

DIRECTORS	Richard I. Barr Joel W. Looney Thomas J. Moore Nicole L. Murphey Steven K. Norgaard

INVESTMENT ADVISER	Paralel Advisors LLC 1700 Broadway, Suite 1850 Denver, CO 80290

SUB-INVESTMENT ADVISER	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, KS 67401

ADMINISTRATOR	Paralel Technologies LLC 1700 Broadway, Suite 1850 Denver, CO 80290

CUSTODIAN	State Street Bank and Trust One Congress Street, Suite 1 Boston, MA 02114-2016

STOCK TRANSFER AGENT	Computershare Inc. 150 Royall St., Suite 101 Canton, MA 02021

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.srhtotalreturnfund.com

SRH TOTAL RETURN FUND, INC.
c/o Computershare

P.O. Box 43078
Providence, RI 02940-3078

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, SRH Total Return Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer (the “Senior Officer COE”). During the period covered by this report, there were no material changes made to provisions of the Senior Officer COE, nor were there any waivers granted from a provision of the Senior Officer COE. A copy of the Registrant’s Senior Officer COE is filed with this N-CSR under Item 13(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Steven K. Norgaard is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $35,000 and $35,000 for the fiscal years ended November 30, 2022 and November 30, 2023, respectively.

(b)	Audit-Related Fees – The aggregate fees billed for the fiscal years ended November 30, 2022 and November 30, 2023 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0 and $0.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s income tax returns, excise tax returns and dividend calculations were $8,500 and $8,500 for the fiscal years ended November 30, 2022 and November 30, 2023, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $0 and $0 for the fiscal years ended November 30, 2022 and November 30, 2023, respectively.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services. Under the audit committee’s charter, pre-approval of permitted non-audit services by the Registrant’s accountant is not required if: (i) the aggregate amount of all permitted non-audit services is not more than 5% of the total revenues paid by the Registrant to the accountant in the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the audit committee and approved by the audit committee or a designated audit committee member prior to the completion of the audit of the Registrant’s annual financial statements.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended November 30, 2023 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $62,085 in 2022 and $8,500 in 2023.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the Registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the Registrant that were not pre-approved by the Committee was compatible with maintaining the independence of the independent registered public accounting firm.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Richard I. Barr, Steven K. Norgaard, and Thomas Moore.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to its advisers. The Registrant’s Proxy Voting Procedures are included as Appendix A to this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Joel W. Looney and Jacob Hemmer are the Fund’s portfolio managers and are collectively responsible for the day-to-day management of the Fund’s assets. Messrs. Looney and Hemmer are referred to herein as the “Portfolio Managers”. Rocky Mountain Advisers, LLC (“RMA”) is the sub-adviser to the Fund.

Mr. Looney joined RMA as an Assistant Investment Officer and a Portfolio Manager of the Fund in 2013. Mr. Looney was subsequently named Chief Investment Officer in April 2022 in conjunction with Stewart Horejsi’s retirement from his position with RMA. Mr. Looney was also an Assistant Investment Officer for BIA from 2013 to 2015 and a Portfolio Manager for Boulder Total Return Fund, Inc., First Opportunity Fund, Inc. and The Denali Fund Inc. from 2013 to 2015. Separately, Mr. Looney acts as an Investment Advisory Representative providing investment supervisory services to RMA’s private clients (the “RMA Private Clients”) for which RMA receives fees generally based on a percentage of assets under management. Mr. Looney also serves as a Portfolio Manager of SRH REIT Covered Call ETF (“SRHR”). Mr. Looney serves as a Director of Peak Trust Company, AK and Peak Trust Company, NV. Mr. Looney is a member of the Advisory Board for Paralel Technologies LLC. Prior to joining RMA, Mr. Looney was the Principal for Financial Management Group, LLC, an investment management firm, from 1999 to 2013. Mr. Looney also currently serves as President and Chairman of the Board of Directors for the Fund.

Mr. Hemmer was named a Portfolio Manager of the Fund in October 2022. Mr. Hemmer will continue to work with the Fund’s other portfolio manager, Joel W. Looney, as the team collectively responsible for the day-to-day management of the Fund’s assets. Mr. Hemmer has supported the Fund’s portfolio management team since starting with RMA in 2018 in his role as an Investment Analyst which he held until October 2021 when he was promoted to Associate Portfolio Manager. Separately, Mr. Hemmer acts as an Investment Advisory Representative providing investment supervisory services to RMA Private Clients for which RMA receives fees generally based on a percentage of assets under management. Mr. Hemmer also serves as a Portfolio Manager of SRHR. Prior to joining RMA, Mr. Hemmer served as a Financial Advisor for Hampton Financial, LLC, a financial planning firm in Salina, KS, from 2012 until 2018. Mr. Hemmer holds a Bachelor of Science in Business Administration from Colorado State University. Mr. Hemmer earned the Chartered Financial Analyst® (CFA) designation in 2017 from the CFA Institute.

Other Accounts Managed by Portfolio Managers

The below information is as of November 30, 2023. No accounts shown are subject to a performance fee.

Joel Looney

	Registered investment companies	Other pooled investment vehicles	Other accounts
Total assets managed	$1,912,395,194	—	$556,314,870
Number of accounts	2	—	353

Jacob Hemmer

	Registered investment companies	Other pooled investment vehicles	Other accounts
Total assets managed	$1,772,618,188	—	$556,314,870
Number of accounts	2	—	353

Included in the assets listed under “Other Accounts” are investments placed in the Fund of $2,535,505 for Mr. Looney, and $2,535,505 for Mr. Hemmer.

Compensation and Conflicts of Interest

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to employees of RMA. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, RMA does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within RMA’s investment team, contributions to the RMA’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Looney and Mr. Hemmer, in addition to an annual fixed salary and other benefits mentioned above, they receive a portion of the fees paid to RMA for providing investment supervisory services to the RMA Private Clients. In addition, Mr. Looney and Mr. Hemmer are parties to separate long-term incentive agreements whereby at the age of 65 they are entitled to an additional one-time incentive payment; such incentive is calculated based on vested phantom shares of the Fund and tied to the Fund’s net asset value. The intent of the agreements is to retain and reward employees of critical importance to the operation of RMA.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because Mr. Looney and Mr. Hemmer also serve as portfolio managers to the RMA Private Clients and SRHR. From time to time, securities may meet the investment objectives of one or any combination of the Fund, SRHR, the RMA Private Clients and the Horejsi Affiliates. In such cases, the decision to recommend a purchase for one account rather than another is based on a number of factors. Allocations of investments to and among the Fund, SRHR and the RMA Private Clients are made in accordance with the investment allocation policies and procedures of RMA. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the Fund. Factors considered in the investment recommendations for the Fund or any other client of RMA may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by the Fund and one or more RMA clients. However, positions in the same issue may vary and the length of time that any account may choose to hold its investment in the same issue may likewise vary.

Fund Ownership

Mr. Looney owned 75,434 shares of the Fund as of November 30, 2023, with an aggregate value of over $1,000,000.

Mr. Hemmer owned 5,000 shares of the Fund as of November 30, 2023, with an aggregate value of between $50,000-$100,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
12/1/22 - 12/31/22	—	N/A	—	N/A
1/1/23 - 1/31/23	—	N/A	—	N/A
2/1/23 - 2/28/23	—	N/A	—	N/A
3/1/23 - 3/31/23	—	N/A	—	N/A
4/1/23 - 4/30/23	—	N/A	—	N/A
5/1/23 - 5/31/23	—	N/A	—	N/A
6/1/23 - 6/30/23	—	N/A	—	N/A
7/1/23 - 7/31/23	47,571	13.42	47,571	N/A
8/1/23 - 8/31/23	83,064	13.57	83,064	N/A
9/1/23 - 9/30/23	64,641	13.42	64,641	N/A
10/1/23 - 10/31/23	45,166	12.93	45,166	N/A
11/1/23 - 11/30/23	24,202	13.18	24,202	N/A

On August 9, 2017, the Fund announced its reaffirmation of its share buyback program. Under the program, the Fund’s sub-adviser, RMA, has the authority (but not the obligation) to repurchase the Fund’s common stock in the open market when shares are trading at a discount to net asset value. RMA is authorized to use its discretion in repurchasing shares when market conditions warrant. The timing, manner, price, and amount of any share repurchases will be determined by RMA in its discretion, based on the foregoing as well as applicable legal and regulatory requirements and other factors, including the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The program may be suspended, extended, modified, or discontinued at any time.

Each of the purchases in the table above have been made pursuant to the share buyback program described above.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 13(c).

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SRH TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/ Joel Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	February 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Joel Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	February 5, 2024

By (Signature and Title)	/s/ Jill Kerschen
Jill Kerschen, Treasurer
(Principal Financial Officer)

Date:	February 5, 2024

Appendix A

Proxy Voting Policies and Procedures

BACKGROUND AND DISCUSSION

The Board of Directors of SRH Total Return Fund, Inc. has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to the portfolio’s securities. In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser/ sub-adviser, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Advisers’/Sub-Advisers’ Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

POLICY AND PROCEDURE

The Fund CCO shall ensure that each Adviser/Sub-Adviser (collectively, the “Adviser”) has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated.

to make the proxy voting decisions for the Funds, in accordance with each applicable Adviser’s Proxy Voting Policy, except as provided herein; and

to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on, (b) whether the matter was proposed by the issuer or by a security holder, (c) whether and how the Fund cast its vote, and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent directors of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to each Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

C.	Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser/sub-adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Adopted: October 26, 2007

Amended: July 30, 2010

Amended: November 8, 2010,

Amended: July 27, 2012, Amended: August 5, 2013, Amended: May 4, 2015

Amended: October 30, 2015 to provide additional background material and address third party proxy voting service voting guidelines